UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2017

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 8, 2017, Palo Alto Networks, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 75,928,277 shares of the Company’s common stock, or approximately 82.55% of the total shares entitled to vote, were present in person or by proxy. The matters before the Annual Meeting were described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the United States Securities and Exchange Commission on October 23, 2017.

For purposes of clarity and as described in the Proxy Statement, abstentions had the same effect as a vote against for all proposals except for Proposal One – Election of Directors.

Proposal One – Election of Directors. The following nominees were elected as Class III directors to serve until the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Frank Calderoni	59,435,184	1,704,471	14,788,622
Carl Eschenbach	60,263,269	876,386	14,788,622
Daniel J. Warmenhoven	59,880,861	1,258,794	14,788,622

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018 was ratified.

Votes For	Votes Against	Abstentions
75,561,565	303,075	63,637

Proposal Three – Advisory Resolution to Approve Executive Compensation. The advisory vote on executive compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,697,599	3,120,419	321,637	14,788,622

Proposal Four – Approval of Executive Incentive Plan. The Company’s Executive Incentive Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,312,049	691,901	135,705	14,788,622

Proposal Five – Vote on a Stockholder Proposal Regarding a Diversity Report. The stockholder proposal regarding the preparation of a diversity report was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,143,688	29,071,506	1,924,461	14,788,622

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Mark D. McLaughlin
Mark D. McLaughlin
Chief Executive Officer

Date: December 12, 2017